[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)


                         MFS(R) WORLD
                         GOVERNMENTS FUND

                         SEMIANNUAL REPORT o MAY 31, 1998



                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 36)
                    ----------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                       MFS(R) INVESTMENT MANAGEMENT(SM)

---------------------------    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly a
                               age 62. His thoughtful letters to shareholders
[Photo of A. Keith Brodkin]    on the markets and economy have been an integral
                               part of MFS shareholder reports like this one
---------------------------    for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

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   HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.27%, CLASS B SHARES 2.92%, CLASS C SHARES 2.92%, AND CLASS I SHARES 3.40%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o WE BELIEVE THE FUND'S FLEXIBLE MANAGEMENT STYLE HELPS US RESPOND TO CHANGES IN THE GLOBAL INVESTMENT CLIMATE. AS A RESULT, WE FEEL THE FUND CAN TAKE BETTER ADVANTAGE OF THE CHANGING OPPORTUNITIES PRESENT IN DEBT INVESTING WORLDWIDE.

o WE REMAIN EXTREMELY OPTIMISTIC ABOUT THE ENVIRONMENT FOR U.S. HIGH-YIELD CORPORATE BONDS AND EXPECT ROBUST PERFORMANCE FROM THIS SECTOR UNTIL THERE IS A DEVALUATION IN THE U.S. EQUITY MARKET.

o WE ARE OPTIMISTIC ABOUT THE ECONOMIC OUTLOOK IN KEY EMERGING MARKETS SUCH AS BRAZIL, MEXICO, PANAMA, AND RUSSIA. WE ALSO FEEL THAT ASIA IS BEST AVOIDED FOR NOW BUT MAY REPRESENT A BUYING OPPORTUNITY IN SIX MONTHS OR SO.


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

June 12, 1998

--------------------------------------------------------------------------------

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 3.27%, Class B shares 2.92%, Class C shares 2.92%, and Class I shares 3.40%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 2.87% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q.  HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. It's been a very good six months. We have been more aggressive in making asset allocation changes to take advantage of world economic opportunities. Generally, the Fund did well through the first quarter of 1998, though performance was recently set back due to the Asian turmoil. However, the troubles in Asia have had a negative impact on all emerging markets. We are very optimistic about the outlook for bonds and feel that the Fund's flexible strategy helps us to respond to a changing world investment climate.

Q. LET'S TALK SOME MORE ABOUT ASIA. HOW HAS THE TURMOIL IN THE ASIAN ECONOMIES AND INVESTMENT MARKETS AFFECTED THE FUND?

A. We feel the economic contraction in Asia has a way to go before it bottoms out. Therefore, we are avoiding investments in Asian economies at this point. In the future, perhaps six months or more, there will be opportunities to invest in corporate and government debt there. Despite the troubles in Asia, we have increased the allocation to emerging markets from 20% to 25% to take advantage of cheap bond prices in Brazil, Mexico, Panama, and Russia.

Q. RUSSIA IS EXPERIENCING ITS OWN ECONOMIC TURBULENCE. WHY ARE YOU BUYING RUSSIAN BONDS NOW?

A. We believe Russia will overcome its current problems. Russia is too big to fail and is making serious efforts to restructure and reform its economy. We feel that Russia represents a buying opportunity.

Q.  LET'S TALK ABOUT SOME OTHER MARKETS, STARTING WITH EUROPE.

A. Europe is showing economic strength right now, which is improving European credit ratings but negatively impacting interest rates. The ongoing convergence of countries into a single economic bloc has reduced much of the yield spread opportunities between them, which has diminished the value of government debt and has limited investment opportunities. Additionally, the drive toward monetary union has limited the value of investing in local currencies. As a result, the Fund has reduced its exposure to Organization of Economic Cooperation and Development (OECD) countries such as Germany, the Netherlands, Italy, and Spain.

Q.  AND WHAT ABOUT THE UNITED STATES?

A. We feel the U.S. corporate bond market presents the best value in fixed-income investing today. Specifically, we have seen exceptional performance from high-yield corporate bonds, boosted by a surging U.S. economy and improved balance sheets among U.S. companies. Twenty-six percent of this portfolio is invested in U.S. high-yield bonds. In addition, we have seen consolidation in several industries in which high-yielding companies have been acquired by high-credit quality companies, which has benefited bond holders. This trend has been especially apparent in the U.S. telecommunications and media industries.

Q. WHAT HAS BEEN THE FUND'S REACTION TO THE LACK OF AN INTEREST RATE HIKE BY THE U.S. FEDERAL RESERVE BOARD (THE FED)?

A. We had been concerned that due to the extreme inflation of the value of U.S. assets, particularly stock prices and real estate prices, the Fed would raise rates. The turmoil in Asia seems to have dissuaded it from taking action at this time. As a result, we have increased the Fund's sensitivity to interest rates, or duration, and we don't see much risk of a rate hike in the near future, which could provide greater yield opportunities.

Q.  WHAT HAS THE FUND BEEN DOING IN THE CURRENCY MARKETS?

A. While the Fund does not engage in currency speculation, it does hedge many of its investments back to the U.S. dollar. By hedging, I mean that a bond is bought in local currency and its value is converted to U.S. dollars, sometimes at a premium. This reduces the currency risk of the investment. We particularly favor the U.S. dollar in comparison to other global currencies, and we keep that in mind when buying foreign bonds.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE FOR THE REST OF 1998?

A. We are optimistic about the global environment for bonds. If we have a major concern, it is that the world may have an excess of liquidity at the moment. In other words, the availability and the price of money are very favorable and have helped cause the run-up in equity markets. There is a possibility that some of this liquidity will be withdrawn from world markets to help combat the troubles in Asia. This will negatively impact the stock market. If there is a contraction in equity prices, that will prove to be favorable to the bond market.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM). HE IS PORTFOLIO MANAGER OF MFS(R) WORLD ASSET ALLOCATION (SM) FUND, MFS(R) STRATEGIC INCOME FUND, MFS(R) WORLD GOVERNMENTS FUND, MFS(R) MERIDIAN(SM) CHARTER INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL GOVERNMENTS FUND, MFS(R) AMERICAN(SM) CHARTER INCOME FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED- END FUNDS -- MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989.

HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS INCOME AND CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     FEBRUARY 26, 1981

  CLASS INCEPTION:           CLASS A  FEBRUARY 26, 1981
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  JANUARY 3, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $233.4 MILLION NET ASSETS AS OF MAY 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MAY 31, 1998

CLASS A
                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +3.27%       +6.94%      +13.27%      +29.40%        +108.61%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.94%      + 4.24%      + 5.29%        +  7.63%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +1.86%      + 2.56%      + 4.27%        +  7.11%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.92%       +6.07%      +10.55%      +24.56%        +100.80%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.07%      + 3.40%      + 4.49%        +  7.22%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +2.07%      + 2.54%      + 4.13%        +  7.22%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.92%       +6.07%      +10.71%      +25.16%        +101.74%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.07%      + 3.45%      + 4.59%        +  7.27%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +5.07%      + 3.45%      + 4.59%        +  7.27%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +3.40%       +7.17%      +13.63%      +29.77%        +109.19%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +7.17%      + 4.35%      + 5.35%        +  7.66%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

PORTFOLIO STRUCTURE

EMERGING MARKET                                                            29%
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE                                                       26%
--------------------------------------------------------------------------------
INTERNATIONAL                                                              26%
--------------------------------------------------------------------------------
U.S. GOVERNMENT                                                             8%
--------------------------------------------------------------------------------
HIGH-GRADE CORPORATE                                                        7%
--------------------------------------------------------------------------------
MUNICIPAL                                                                   4%
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

PORTFOLIO OF INVESTMENTS -- May 31, 1998

Bonds - 96.7%
-----------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
ISSUER                                                                (000 OMITTED)            VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 46.0%
  Airlines - 0.9%
    Continental Airlines, Inc., 9.5s, 2001                               $    2,009     $  2,137,074
-----------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Jacor Communications Co., 8s, 2010                                   $    1,000     $    992,500
-----------------------------------------------------------------------------------------------------
  Building - 1.1%
    Building Materials Corp., 8.625s, 2006                               $    2,500     $  2,575,000
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.2%
    Unisystem Corp., 7.875s, 2008                                        $    2,900     $  2,900,000
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.2%
    Hilfiger Tommy USA Incorporated, 6.85s, 2008                         $    1,000     $    996,300
    Revlon Consumer Products Corp., 8.125s, 2006##                            2,900        2,885,500
    Westpoint Stevens, Inc., 8.75s, 2001                                      3,400        3,591,250
    Westpoint Stevens, Inc., 9.375s, 2005                                     2,200        2,332,000
                                                                                        ------------
                                                                                        $  9,805,050
-----------------------------------------------------------------------------------------------------
  Containers - 3.2%
    Owens Illinois Incorporated, 7.8s, 2018                              $    3,000     $  3,050,160
    Owens Illinois Incorporated, 8.1s, 2007                                   4,200        4,449,228
                                                                                        ------------
                                                                                        $  7,499,388
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    AMC Entertainment, Inc., 9.5s, 2009                                  $    1,750     $  1,793,750
-----------------------------------------------------------------------------------------------------
  Financial Services - 1.4%
    APP Finance II Mauritius Limited, 12s, 2049                          $    2,000     $  1,440,000
    APP FinanceVII Mauritius Limited, 3.5s, 2003##                            2,250        1,755,000
                                                                                        ------------
                                                                                        $  3,195,000
-----------------------------------------------------------------------------------------------------
  Industrial - 1.3%
    Mark IV Industries, Inc., 7.5s, 2007                                 $    3,100     $  3,107,750
-----------------------------------------------------------------------------------------------------
  Media - 3.1%
    Comcast Cellular Holdings, Inc., 9.5s, 2007                          $    2,400     $  2,472,000
    Comcast Corp., 9.375s, 2005                                               2,600        2,774,642
    Jones Intercable, Inc., 9.625s, 2002                                      1,850        1,993,375
                                                                                        ------------
                                                                                        $  7,240,017
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.4%
    Tenet Healthcare Corporation, 7.625s, 2008##                         $    2,250     $  2,253,328
    Tenet Healthcare Corporation, 8.625s, 2003                                3,235        3,404,838
                                                                                        ------------
                                                                                        $  5,658,166
-----------------------------------------------------------------------------------------------------
  Metal Fabrication - 0.2%
    Ryerson Tull, Inc., 9.125s, 2006                                     $      500       $  538,750
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.8%
    Red Roof Inns, Inc., 9.625s, 2003                                    $    1,800     $  1,863,000
-----------------------------------------------------------------------------------------------------
  Steel - 2.5%
    Alaska Steel Holdings Corp., 9.125s, 2006                            $    2,900     $  3,052,250
    WCI Steel, Inc., 10s, 2004                                                2,650        2,716,250
                                                                                        ------------
                                                                                        $  5,768,500
-----------------------------------------------------------------------------------------------------
  Telecommunications - 6.6%
    Chancellor Radio Broadcasting, 8.125s, 2007##                        $    3,100     $  3,100,000
    CSC Holdings Inc., 9.25s, 2005                                            2,500        2,643,750
    Intermedia Communications Incorporated,
      8.5s, 2008                                                              3,100        3,115,500
    Qwest Communications International, Inc.,
      0s to 2003, 8.29s, 2008##                                               4,750        3,348,750
    Turner Broadcasting Systems Incorporated,
      7.4s, 2004                                                              3,000        3,135,210
                                                                                        ------------
                                                                                        $ 15,343,210
-----------------------------------------------------------------------------------------------------
  Transportation - 2.4%
    Massachusetts Bay Transport Authority, 5s, 2027                      $    5,750     $  5,588,482
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    Calenergy Co., Inc., 7.63s, 2007                                     $    1,750     $  1,763,877
    El Paso Electric Co., 8.9s, 2006                                          1,000        1,121,830
                                                                                        ------------
                                                                                        $  2,885,707
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.3%
    Flag Limited, 8.25s, 2008##                                          $    2,900     $  2,943,500
-----------------------------------------------------------------------------------------------------
  Water and Sewer Utility Revenue - 2.1%
    Metropolitan Water District South California,
      5s, 2026                                                           $    5,000     $  4,882,800
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.9%
    U.S. Treasury Bonds, 6.125s, 2027                                    $    8,000     $  8,358,720
    U.S. Treasury Notes, 6.625s, 2002                                        12,000       12,416,280
                                                                                        ------------
                                                                                        $ 20,775,000
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $107,492,644
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 50.7%
  Argentina - 2.6%
    Argentina Republic, 8.726s, 2005                                     $    5,000     $  5,037,500
    Autopistas Del Sol SA, 10.25s, 2009
      (Industrial)##                                                          1,000          950,000
                                                                                        ------------
                                                                                        $  5,987,500
-----------------------------------------------------------------------------------------------------
  Brazil - 6.5%
    Companhia Energetica de Minas, 9.125s, 2004
      (Electric Utilities)                                               $    3,000     $  2,878,500
    Federal Republic of Brazil, 4.5s, 2014                                    7,831        6,069,349
    Federal Republic of Brazil, 6.875s, 2001                                  1,750        1,686,650
    The Federative Republic Brazil, 9.375s, 2008                              4,800        4,490,400
                                                                                        ------------
                                                                                        $ 15,124,899
-----------------------------------------------------------------------------------------------------
  Bulgaria - 1.7%
    Bulgaria National Republic, 6.563s, 2011                             $    5,100     $  3,963,000
-----------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Gulf Canada, 9.25s, 2004 (Oil Services)                              $    2,900     $  3,037,895
-----------------------------------------------------------------------------------------------------
  Denmark - 1.9%
    Nykredit, 6s, 2026 (Bank)                                   DKK          15,510     $  2,260,055
    Nykredit, 7s, 2024 (Bank)                                                15,105        2,255,456
                                                                                        ------------
                                                                                        $  4,515,511
-----------------------------------------------------------------------------------------------------
  Germany - 4.0%
    Germany Federal Republic, 6.25s, 2006                       DEM           8,553     $  5,241,420
    Treuhandanstalt, 6.625s, 2003                                             6,663        4,079,464
                                                                                        ------------
                                                                                        $  9,320,884
-----------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries SA, 9s, 2007
      (Food and Beverage Products)                                       $      325       $  316,062
-----------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    Guangzhou Shenzhen, 10.25s, 2007 (Construction)                      $      750       $  555,000
-----------------------------------------------------------------------------------------------------
  Italy - 4.1%
    Republic of Italy, 5.75s, 2002                              ITL       7,980,000     $  4,710,095
    Republic of Italy, 7.75s, 2006                                        7,070,000        4,759,133
                                                                                        ------------
                                                                                        $  9,469,228
-----------------------------------------------------------------------------------------------------
  Mexico - 8.2%
    Petroleos Mexicanos, 9.25s, 2018## (Oil Services)                    $    5,400     $  5,130,000
    United Mexican States, 6.25s, 2019                                        3,250        2,713,750
    United Mexican States, 9.875s, 2007                                       5,600        5,880,000
    United Mexican States, 11.5s, 2026                                        4,700        5,480,200
                                                                                        ------------
                                                                                        $ 19,203,950
-----------------------------------------------------------------------------------------------------
  Panama - 1.0%
    Republic of Panama, 8.25s, 2008                                      $    2,400     $  2,361,000
-----------------------------------------------------------------------------------------------------
  Russia - 4.3%
    Ministry of Finance, Russia, 10s, 2007                               $    5,000     $  4,512,500
    Russia Principal Loans, 3.359s, 2020+                                     1,000          563,800
    Vnesheconombank, 6.719s, 2015 (Bank)                                      7,500        4,856,250
                                                                                        ------------
                                                                                        $  9,932,550
-----------------------------------------------------------------------------------------------------
  South Korea - 3.4%
    Republic of Korea, 8.875s, 2008                                      $    5,600     $  5,222,504
    Shinhan Bank, 7.25s, 2002 (Bank)##                                        3,368        2,670,656
                                                                                        ------------
                                                                                        $  7,893,160
-----------------------------------------------------------------------------------------------------
  United Kingdom - 11.4%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                      DEM           1,800     $  1,099,036
    United Kingdom Treasury, 7s, 2001                           GBP           3,820        6,399,078
    United Kingdom Treasury, 9s, 2008                                         5,633       11,546,840
    United Kingdom Treasury, 9.75s, 2002                                      4,076        7,556,626
                                                                                        ------------
                                                                                        $ 26,601,580
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $118,282,219
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $227,345,225)                                             $225,774,863
-----------------------------------------------------------------------------------------------------

Warrant
-----------------------------------------------------------------------------------------------------
                                                                             SHARES
-----------------------------------------------------------------------------------------------------
    Republic of Venezuela, (Identified Cost, $0)*                            12,500     $          0
-----------------------------------------------------------------------------------------------------
Short-Term Obligation - 4.9%
-----------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                      (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage, due 6/01/98,
      at Amortized Cost                                                  $   11,445     $ 11,445,000
-----------------------------------------------------------------------------------------------------
Call Options Purchased - 0.3%
-----------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                       OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Japanese Government Bond/July/100.818                       JPY       1,571,000     $    429,433
    Japanese Government Bond/June/102.121                                 1,693,300          306,540
    Norwegian Krone/Deutsche Marks/June/4.2                     DEM         180,261           45,426
-----------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $281,544)                                $    781,399
-----------------------------------------------------------------------------------------------------
Put Options Purchased - 0.1%
-----------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollar/June/133
      (Premiums Paid, $152,182)                                          $3,588,687     $    132,782
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $239,223,951)                                       $238,134,044
Call Options Written -- (0.2)%
-----------------------------------------------------------------------------------------------------
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE
-----------------------------------------------------------------------------------------------------
    Japanese Government Bonds/June/104.247                      JPY       1,693,300     $    (89,745)
    Japanese Government Bonds/July/102.442                                1,571,000         (251,360)
    Japanese Yen/New Zealand Dollar/October/70                            1,608,706         (162,479)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $561,929)                                $   (503,584)
-----------------------------------------------------------------------------------------------------

Put Options Written - (0.2)%
-----------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                       OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)            VALUE
-----------------------------------------------------------------------------------------------------
    Japanese Government Bonds/August/101.8                      JPY       1,636,400     $    (19,637)
    Japanese Government Bonds/August/101.801                    JPY       1,636,400          (18,000)
    Canadian Dollars/July/1.43                                  CAD          34,973         (447,508)
    Norwegian Krone/Deutsche Marks/June/4.252                   DEM         182,493          (61,683)
-----------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $269,492)                                 $   (546,828)
-----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.6)%                                                   (3,729,883)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $233,353,749
-----------------------------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD = Canadian Dollar              HKD = Hong Kong Dollar
DEM = Deutsche Marks               ITL = Italian Lire
DKK = Danish Kroner                JPY = Japanese Yen
GBP = British Pounds               NLG = Dutch Guilders

 See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MAY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $239,223,951)            $238,134,044
  Cash                                                                   64,860
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 2,596,177
  Receivable for investments sold                                     5,282,945
  Receivable for Fund shares sold                                       245,303
  Interest receivable                                                 4,269,196
  Other assets                                                            2,885
                                                                   ------------
    Total assets                                                   $250,595,410
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 11,596,872
  Payable for Fund shares reacquired                                  1,017,303
  Written options outstanding, at value
    (premiums received, $831,421)                                     1,050,412
  Net payable for forward foreign currency exchange
    contracts to purchase                                             2,367,980
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      897,810
  Payable to affiliates --
    Management fee                                                       14,941
    Administrative fee                                                      367
    Distribution and service fee                                        115,876
    Shareholder servicing agent fee                                       2,254
  Accrued expenses and other liabilities                                177,846
                                                                   ------------
      Total liabilities                                            $ 17,241,661
                                                                   ------------
Net assets                                                         $233,353,749
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $231,757,569
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (1,971,816)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     1,275,472
  Accumulated undistributed net investment income                     2,292,524
                                                                   ------------
      Total                                                        $233,353,749
                                                                   ============
Shares of beneficial interest outstanding                           20,917,730
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $157,369,935 / 14,039,965 shares of
     beneficial interest outstanding)                                 $11.21
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
per share)                                                            $11.77
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $66,704,297 / 6,042,452 shares of
     beneficial interest outstanding)                                 $11.04
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,115,693 / 642,257 shares of
     beneficial interest)                                             $11.08
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $2,163,824 / 193,056 shares of
     beneficial interest outstanding)                                 $11.21
                                                                      ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $  8,718,833
                                                                   ------------
  Expenses -
    Management fee                                                   $  943,591
    Trustees' compensation                                               16,577
    Shareholder servicing agent fee                                     145,433
    Distribution and service fee (Class A)                              194,488
    Distribution and service fee (Class B)                              357,669
    Distribution and service fee (Class C)                               38,187
    Administration                                                       16,546
    Custodian fee                                                        64,950
    Printing                                                             28,794
    Postage                                                              30,502
    Auditing                                                             21,715
    Legal                                                                 4,850
    Miscellaneous                                                       136,344
                                                                    -----------
      Total expenses                                                $ 1,999,646
    Fees paid indirectly                                                (26,904)
                                                                    ----------
      Net expenses                                                  $ 1,972,742
                                                                    -----------
        Net investment income                                       $ 6,746,091
                                                                    -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $(6,827,357)
      Written option transactions                                     1,648,930
      Foreign currency transactions                                   6,201,442
      Futures contracts                                                  29,045
      Swap agreements                                                   264,339
                                                                    -----------
        Net realized gain on investments and foriegn
          currency transactions                                     $ 1,316,399
                                                                    -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                   $ 2,770,142
      Written options                                                  (313,111)
      Translation of assets and liabilities in
        foreign currencies                                           (1,818,728)
      Futures contracts                                                 (51,046)
      Swap agreements                                                  (464,491)
                                                                    -----------
        Net unrealized gain on investments and foreign
          currency transactions                                     $   122,766
                                                                    -----------
          Net realized and unrealized gain on investments
            and foreign currency                                    $ 1,439,165
                                                                    -----------
            Increase in net assets from operations                  $ 8,185,256
                                                                    ===========
See notes to financial statements
Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                               MAY 31, 1998            NOVEMBER 30, 1997
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                        $  6,746,091                $  18,285,167
  Net realized gain (loss) on investments and foreign
    currency transactions                                         1,316,399                  (13,634,421)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            122,766                   (9,405,445)
                                                               ------------                -------------
    Increase (decrease) in net assets from operations          $  8,185,256                $  (4,754,699)
                                                               ------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (6,952,221)               $  (5,825,293)
  From net investment income (Class B)                           (2,402,143)                  (1,489,354)
  From net investment income (Class C)                             (224,741)                    (222,681)
  From net investment income (Class I)                              (84,491)                       --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (900,629)                  (1,408,600)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (392,688)                    (527,589)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (41,406)                     (75,309)
  From net realized gain on investments and foreign
    transactions (Class I)                                          (10.151)                       --
  Inexcess of net realized gain on investments and
    foreign currency transactions (Class A)                          --                         (175,818)
  Inexcess of net realized gain on investments and
    foreign currency transactions (Class B)                          --                          (65,852)
  Inexcess of net realized gain on investments and
    foreign currency transactions (Class C)                          --                           (9,400)
                                                               ------------                -------------
    Total distributions declared to shareholders               $(11,008,470)               $  (9,799,896)
                                                               ------------                -------------

Net decrease in net assets from Fund share transactions        $(40,493,951)               $(109,749,292)
                                                               ------------                -------------
      Total decrease in net assets                             $(43,317,165)               $(124,303,887)
Net assets:
  At beginning of period                                        276,670,914                  400,974,801
                                                               ------------                -------------

At end of period (including accumulated undistributed net
investment income of $2,292,524 and $5,210,029,
respectively)                                                  $233,353,749                 $276,670,914
                                                               ============                 ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended November 30,
                                   SIX MONTHS ENDED   -----------------------------------------------------------------------------
                                       MAY 31, 1998             1997          1996            1995            1994          1993***
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                     $11.34           $11.70          $12.46          $11.39          $13.37         $11.50
                                             ------           ------          ------          ------          ------         ------
Income from investment operations# --
  Net investment income                      $ 0.31           $ 0.64          $ 0.65          $ 0.76          $ 0.63         $ 0.58
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency transactions          0.06            (0.68)           0.17            0.76           (1.17)          1.29
                                             ------           ------          ------          ------          ------         ------
    Total from investment operations         $ 0.37           $(0.04)         $ 0.82          $ 1.52          $(0.54)        $ 1.87
                                             ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.44)          $(0.25)         $(1.58)         $ --            $(1.15)        $ --
  From net realized gain on
    investments and foreign
    currency transactions                     (0.06)           (0.06)           --             (0.45)          (0.29)          --
  In excess of net realized gain
    on investments and foreign
    currency transactions                      --              (0.01)           --              --              --             --
                                             ------           ------          ------          ------          ------         ------
    Total distributions declared
      to shareholders                        $(0.50)          $(0.32)         $(1.58)         $(0.45)         $(1.44)          --
                                             ------           ------          ------          ------          ------         ------
Net asset value - end of period              $11.21           $11.34          $11.70          $12.46          $11.39         $13.37
                                             ======           ======          ======          ======          ------         ------
Total return(+)                               3.27%**        (0.29)%           7.36%          13.93%         (4.63)%         17.77%*
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.34%*           1.35%           1.42%           1.51%           1.54%          1.54%*
  Net investment income                       5.58%*           5.75%           5.70%           6.42%           5.45%          5.66%*
Portfolio turnover                             226%             335%            370%            277%            358%           179%
Net assets at end of period
(000 omitted)                              $157,370         $187,152        $283,770        $343,188        $370,110       $443,304

  *Annualized.
 **Not annualized.
***For the 11 months ended November 30, 1993.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $12.63            $12.00           $11.45          $11.11          $11.87
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.87            $ 0.94           $ 0.98          $ 1.07          $ 0.94
  Net realized and unrealized gain (loss) on
    investments and foreign currency  transactions   (0.70)             0.67             1.07           (0.26)          (0.42)
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.17            $ 1.61           $ 2.05          $ 0.81          $ 0.52
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(1.30)           $(0.75)          $(0.95)         $(0.47)         $(0.90)
  From net realized gain on investments and
    foreign currency transactions                      --                --             (0.50)            --            (0.32)
  From paid in capital                                 --              (0.23)           (0.05)            --            (0.06)
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(1.30)           $(0.98)          $(1.50)         $(0.47)         $(1.28)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $11.50            $12.63           $12.00          $11.45          $11.11
                                                    ======            ======           ======          ======          ======
Total return(+)                                      1.35%            13.42%           17.90%           7.27%           3.68%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.53%             1.61%            1.44%           1.42%           1.12%
  Net investment income                              6.78%             7.75%            8.06%           8.42%           7.91%
Portfolio turnover                                    163%              208%             220%            282%            232%
Net assets at end of period (000 omitted)         $340,347          $286,089         $145,202        $124,935        $190,590

+Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED       ---------------------------------------------------------------------------
                                     MAY 31, 1998           1997            1996           1995            1994        1993***
-----------------------------------------------------------------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $11.13         $11.50          $12.28         $11.32          $13.35         $13.22
                                           ------         ------          ------         ------          ------         ------
Income from investment operations# --
  Net investment income                    $ 0.26         $ 0.55          $ 0.54         $ 0.65          $ 0.56         $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    0.06          (0.68)           0.17           0.76           (1.19)          0.06
                                           ------         ------          ------         ------          ------         ------
    Total from investment operations       $ 0.32         $(0.13)         $ 0.71         $ 1.41          $(0.63)        $ 0.13
                                           ------         ------          ------         ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.35)        $(0.17)         $(1.49)        $ --            $(1.11)        $ --
  From net realized gain on investments
    and foreign currency transactions       (0.06)         (0.06)           --            (0.45)          (0.29)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --            (0.01)           --             --              --             --
                                           ------         ------          ------         ------          ------         ------
    Total distributions declared to
      shareholders                         $(0.41)        $(0.24)         $(1.49)        $(0.45)         $(1.40)          --
                                           ------         ------          ------         ------          ------         ------
Net asset value - end of period            $11.04         $11.13          $11.50         $12.28          $11.32         $13.35
                                           ======         ======          ======         ======          ======         ======
Total return                                2.92%**      (1.08)%           6.39%         13.01%         (5.39)%          4.32%*
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                2.11%*         2.10%           2.27%          2.33%           2.38%          2.48%*
  Net investment income                     4.80%*         5.03%           4.89%          5.59%           4.81%          4.72%*
Portfolio turnover                           226%           335%            370%           277%            358%           179%
Net assets at end of period
  (000 omitted)                           $66,704        $77,962        $102,717        $90,978         $73,458        $24,590

  *Annualized.
 **Not annualized.
***For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                             SIX MONTHS ENDED        --------------------------------------------------------------
                                                 MAY 31, 1998            1997            1996            1995         1994***
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                  $11.13          $11.51          $12.29          $11.31          $12.30
                                                       ------          ------          ------          ------          ------
Income from investment operations# --
  Net investment income                                $ 0.26          $ 0.55          $ 0.55          $ 0.66          $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         0.06           (0.68)           0.17            0.77           (1.35)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 0.32          $(0.13)         $ 0.72          $ 1.43          $(0.85)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders --
  From net investment income                           $(0.31)         $(0.18)         $(1.50)         $ --            $(0.14)
  From net realized gain on investments and
    foreign currency transactions                       (0.06)          (0.06)           --             (0.45)           --
  In excess of net realized gain on investments
    and foreign currency transactions                    --             (0.01)           --              --              --
                                                       ------          ------          ------          ------          ------
      Total distributions declared to shareholders     $(0.37)         $(0.25)         $(1.50)         $(0.45)         $(0.14)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $11.08          $11.13          $11.51          $12.29          $11.31
                                                       ======          ======          ======          ======          ======
Total return                                            2.92%**       (1.10)%           6.56%          13.11%         (6.92)%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.12%*          2.10%           2.20%           2.26%           2.32%*
  Net investment income                                 4.79%*          5.02%           4.97%           5.67%           5.06%*
Portfolio turnover                                       226%            335%            370%            277%            358%
Net assets at end of period (000 omitted)              $7,116          $9,534         $14,487         $11,813          $8,687

  *Annualized.
 **Not annualized.
***For the period from the inception of Class C, January 3, 1994, through November 30, 1994. #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998           NOVEMBER 30, 1997***
-----------------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $11.37                         $11.24
                                                                         ------                         ------
Income from investment operations# --
  Net investment income                                                  $ 0.33                         $ 0.61
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          0.04                          (0.48)
                                                                         ------                         ------
    Total from investment operations                                     $ 0.37                         $ 0.13
                                                                         ------                         ------
Less distributions declared to shareholders --
  From net investment income                                             $(0.47)                        $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.06)                          --
                                                                         ------                         ------
    Total distributions declared to shareholders                         $(0.53)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $11.21                         $11.37
                                                                         ======                         ======
Total return                                                              3.40%**                        1.16%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.11%*                         0.99%*
  Net investment income                                                   5.87%*                         5.54%*
Portfolio turnover                                                         226%                           335%
Net assets at end of period (000 omitted)                                $2,164                         $2,023

  *Annualized.
 **Not annualized.
***For the period from the inception of Class I, January 2, 1997, through November 30, 1997. #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts -- The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest -- The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                 0.75%
Average net assets in excess of $500 million                             0.70%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,792 for the period ended May 31, 1998.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $11,799 for the period ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to zero for an indefinite period) of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $61,754 for the period ended May 31, 1998. Payment of the 0.10% per annum Class A distribution fees will commence on such date as the Trustees of the fund may determine. Fees incurred under the distribution plan during the period ended May 31, 1998, were 0.23% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,659 and $5,157 for Class B and Class C shares, respectively, for the period ended May 31, 1998. Fees incurred under the distribution plan during the period ended May 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1998, were $248, $28,343, and $1,477 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $110,109,906      $ 90,805,590
                                                 ------------      ------------
Investments (non-U.S. government securities)     $388,218,136      $410,863,717
                                                 ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $239,223,951
                                                                   ------------
Gross unrealized appreciation                                      $  2,540,213
Gross unrealized depreciation                                        (3,630,120)
                                                                   ------------
    Net unrealized appreciation (depreciation)                     $ (1,089,907)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                     SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                                     -----------------------------       --------------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             910,162      $  10,150,229         4,755,823         $ 52,604,737
Shares issued to shareholders
 in reinvestment of
 distributions                          597,978          6,524,050           522,118            5,884,106
Shares reacquired                    (3,969,079)       (44,356,196)      (13,022,309)        (144,732,586)
                                     ----------     --------------       -----------         ------------
    Net decrease                     (2,460,939)    $  (27,681,917)       (7,744,368)        $(86,243,743)
                                     ==========     ==============       ===========         ============

Class B Shares
                                     SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                                     -----------------------------       --------------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             482,436       $  5,312,848         1,493,539         $ 16,347,711
Shares issued to shareholders
 in reinvestment of
 distributions                          207,897          2,241,130           148,179            1,649,221
Shares reacquired                    (1,651,616)       (18,157,987)       (3,571,362)         (39,111,702)
                                     ----------     --------------       -----------         ------------
    Net decrease                       (961,283)    $  (10,604,009)       (1,929,644)        $(21,114,770)
                                     ==========     ==============       ===========         ============

Class C Shares
                                     SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                                     -----------------------------       --------------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              40,379         $  444,696           205,041         $  2,248,641
Shares issued to shareholders
 in reinvestment of
 distributions                           15,866            171,670            18,690              208,014
Shares reacquired                      (270,461)        (2,989,948)         (626,423)          (6,857,032)
                                     ----------     --------------       -----------         ------------
    Net decrease                       (214,216)     $  (2,373,582)         (402,692)        $ (4,400,377)
                                     ==========     ==============       ===========         ============
Class I Shares
                                     SIX MONTHS ENDED MAY 31, 1998         PERIOD ENDED NOVEMBER 30, 1997*
                                     -----------------------------       --------------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              11,550         $  128,142           271,159         $  3,046,422
Shares issued to shareholders
 in reinvestment of
 distributions                            8,683             94,640               --                   --
Shares reacquired                        (5,168)           (57,225)          (93,168)          (1,036,824)
                                     ----------     --------------       -----------         ------------
    Net increase                         15,065         $  165,557           177,991         $  2,009,598
                                     ==========     ==============       ===========         ============

*For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1998, was $481.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                1998 CALLS                         1998 PUTS
                                     --------------------------------- ---------------------------------
                                     PRINCIPAL AMOUNTS                 PRINCIPAL AMOUNTS
                                          OF CONTRACTS                      OF CONTRACTS
                                         (000 OMITTED)        PREMIUMS     (000 OMITTED)        PREMIUMS
--------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
Deutsche Marks/British Pounds                   50,527        $253,192            55,721       $ 228,787
Japanese Yen                                 3,388,098         534,693
Japanese Yen/Deutsche Marks                  2,093,519         164,978
OPTIONS WRITTEN -
Canadian Dollars                                                                  34,973         130,841
Deutsche Marks                                                                    46,213         236,612
Deutsche Marks/British Pounds                                                     24,658         136,551
Japanese Government Bonds                    3,264,300          56,335         6,537,100         197,005
Japanese Yen                                                                   7,110,736         463,513
Japanese Yen/New Zealand Dollar              1,608,706         505,594
                                                                                 182,493          64,185
  Norwegian Krone/Deutsche Marks
OPTIONS TERMINATED IN CLOSING TRANSACTIONS -
  Deutsche Marks                                                                 (46,213)       (236,612)
  Deutsche Marks/British Pounds                                                  (80,379)       (365,338)
Japanese Government Bonds                                                     (3,264,300)       (122,539)
Japanese Yen                                                                  (7,110,736)       (463,513)
OPTIONS EXPIRED -
  Deutsche Marks/British Pounds                (50,527)       (253,192)
  Japanese Yen                              (3,388,098)       (534,693)
  Japanese Yen/Deutsche Marks               (2,093,519)       (164,978)
                                                             ---------                         ---------
OUTSTANDING, END OF PERIOD                                   $ 561,929                         $ 269,492
                                                             =========                         =========
OPTIONS OUTSTANDING AT END OF PERIOD
 CONSIST OF:
Canadian Dollars                                                                  34,973         130,841
Japanese Government Bonds                    3,264,300          56,335         3,272,800          74,466
Japanese Yen/New Zealand Dollar              1,608,706         505,594
Norwegian Krone/Deutsche Marks                                                   182,493          64,185
                                                             ---------                         ---------
OUTSTANDING, END OF PERIOD                                   $ 561,929                         $ 269,492
                                                             =========                         =========

At May 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              9/25/98  DKK         30,445,028       $ 4,479,845      $  4,498,392       $    (18,547)
                   5/03/99  HKD         95,000,000        11,952,693        11,842,707            109,986
                   9/25/98  JPY      7,242,413,538        55,618,888        53,115,171          2,503,717
                   9/25/98  NLG            380,367           191,331           190,310              1,021
                                                         -----------     -------------        -----------
                                                         $72,242,757     $  69,646,580        $ 2,596,177
                                                         ===========     =============        ===========

Purchases          9/25/98  CAD         24,198,329       $16,905,003     $  16,654,965       $   (250,038)
                   9/25/98  ITL      1,789,686,236         1,028,260         1,019,282             (8,978)
                   9/25/98  JPY      6,100,524,641        46,849,631        44,740,667         (2,108,964)
                                                         -----------     -------------        -----------
                                                         $64,782,894     $  62,414,914        $(2,367,980)
                                                         ===========     =============        ===========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $88,981 with Bankers Trust, $453,181 with Deutsche Bank, $988,749 with C.S. First Boston, and a net receivable of $461,297 with Merrill Lynch and $171,804 with Swiss Bank at May 31, 1998.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Index Swaps

                                                                                         CASH FLOWS          UNREALIZED
                          NOTIONAL PRINCIPAL              CASH FLOWS PAID               RECEIVED BY        APPRECIATION
EXPIRATION                AMOUNT OF CONTRACT                 BY THE TRUST                 THE TRUST      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
  3/01/99                         11,000,000  Lehman High Yield Index           Floating - 1M Libor                  $0

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Fund owned the following restricted securities (constituting 0.2% of net assets) which may not be publicly sold without registration under the Securities Act of 1933.
The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                             DATE OF          SHARE
DESCRIPTION              ACQUISITION         AMOUNT        COST        VALUE
------------------------------------------------------------------------------
Russia Principal Loans       1/14/98      1,000,000    $649,754     $563,800
                                                                    --------
                                                                    $563,800
                                                                    ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS World Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Governments Fund, including the schedule of portfolio investments, as of May 31, 1998, and the related statement of operations for the six month period ended May 31, 1998, the statement of changes in net assets for the six month period ended May 31, 1998 and for the year ended November 30, 1997, and the financial highlights for the six month period ended May 31, 1998, and for each of the four years in the period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Governments Fund at May 31, 1998, the results of its operations for the six month period ended May 31, 1998, the changes in its net assets for the six month period ended May 31, 1998, and for the year ended November 30, 1997, and the financial highlights for the six month period ended May 31, 1998, and for each of the four years in the period ended November 30, 1997, in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP
Boston, Massachusetts
July 7, 1998

MFS(R) World Governments Fund

Trustees                                              Custodian
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             Auditors
                                                      Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                      Investor Information For MFS stock and bond
J. Atwood Ives - Chairman and Chief Executive         market outlooks, call toll free:
Officer, Eastern Enterprises (diversified             1-800-637-4458 anytime from a touch-tone
services company)                                     telephone.

Lawrence T. Perera - Partner, Hemenway                For information on MFS mutual funds, call your
& Barnes (attorneys)                                  financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
William J. Poorvu - Adjunct Professor, Harvard        day from 9 a.m. to 5 p.m. Eastern time (or
University Graduate School of Business                leave a message anytime).
Administration
                                                      Investor Service
Charles W.Schmidt - Private Investor                  MFS Service Center, Inc.
                                                      P.O. Box 2281
Arnold D. Scott* - Senior Executive                   Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                             For general information, call toll free:
                                                      1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman, Chief                  8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                             For service to speech- or hearing-impaired,
                                                      call toll free: 1-800-637-6576 any business
Elaine R. Smith - Independent Consultant              day from 9 a.m. to 5 p.m. Eastern time. (To
                                                      use this service, your phone must be equipped
David B. Stone - Chairman and Director,               with a Telecommunications Device for the
North American Management Corp.                       Deaf.)
(investment advisers)
                                                      For share prices, account balances, and
Investment Adviser                                    exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company              (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                   telephone.
Boston, MA 02116-3741
                                                      World Wide Web
Distributor                                           www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741                                                   For the fourth year in a row,
                                                                        MFS earned a #1 ranking in the
Portfolio Manager                                     [Dalbar Logo]     DALBAR, Inc. Broker/Dealer
James T. Swanson*                                                       Survey, Main Office Operations
                                                                        Service Quality Category. The
Treasurer                                             firm achieved a 3.42 overall score on a scale
W. Thomas London*                                     of 1 to 4 in the 1997 survey. A total of 111
                                                      firms responded, offering input on the quality
Assistant Treasurers                                  of service they received from 29 mutual fund
Mark E. Bradley*                                      companies nationwide. The survey contained
Ellen Moynihan*                                       questions about service quality in 11
James O. Yost*                                        categories, including "knowledge of operations
                                                      contact," "keeping you informed," and "ease of
Secretary                                             doing business" with the firm.
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

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